EXHIBIT 10.5.2

390049.2

                                   EXHIBIT F-1




September 10, 1996



[FORM FOR USE OF EXECUTIVE OFFICERS]


Dear __________:

This letter sets forth the agreement between you ("Employee") and IMNET Systems, Inc., a Delaware corporation (the "Company"), regarding your option to acquire shares of the Company's Common Stock.

1. Grant of Option. Subject to the terms set forth below, the Company hereby grants to Employee the right, privilege, and option to purchase up to _________ shares (the "Option Shares" of its Common Stock at the purchase price of $15-3/4 per share, which price is equal to the fair market value thereof on the date of grant. The date of grant ("Grant Date") of the option is 12:01 a.m., September 10, 1996. This option is intended to be a "non-qualified option".

2. Term. Except as otherwise provided herein or in the Employee Stock Option and Rights Plan, the option shall terminate upon the earlier to occur of (i) the expiration of ten years following the Grant Date, (ii) the date of termination of the option in accordance with Section 6 in the event of Disability, Death or Retirement, (iii) 30 days following voluntary termination by Employee of Employee's employment by the Company (other than by reason of Death, Disability or Retirement) or
         (iv) termination of Employee's employment by the Company (other than by reason of voluntary termination, Disability, Death, or Retirement).

3. Time of Exercise of Option. Subject to Sections 6 and 7 below, prior to its termination as set forth herein or in the Plan, Employee may exercise the option granted herein on a cumulative basis as described below:



390049.2

                            Cumulative Percentage of
                                  Option Shares


                 Exercise Date           Exercisable

First Anniversary of Grant Date               20%

Second Anniversary of Grant Date              20%       (40% of total granted)

Third Anniversary of Grant Date               20%       (60% of total granted)

Fourth Anniversary of Grant Date              20%       (80% of total granted)

Fifth Anniversary of Grant Date               20%       (100% of total granted)


4. Method of Exercise. The option shall be exercised by written notice directed to the Compensation Advisory Committee (the "Committee"), or if none has been appointed, to the Board of Directors of the Company, at the Company's principal executive office, accompanied by payment of the option price for the number of Option Shares purchased in accordance with the Plan's requirements. At Employee's discretion, the Company shall make delivery of such shares in accordance with the Plan provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

5. The Plan. The Company's 1993 Employee Stock Option and Rights Plan, as amended from time to time, by the Board of Directors of the Company (the "Plan"), is hereby incorporated into this letter and to the extent that anything in this letter is inconsistent with the Plan, the terms of the Plan shall control. Employee acknowledges that the Company has provided a copy of the Plan to Employee. The parties agree that, as a matter of convenience, this agreement is to be governed by the Plan, even though it is understood and agreed that the shares subject to the option granted hereby are not among those expressly authorized to be granted pursuant to the Plan.

6. Termination of Option. Except as otherwise stated herein, or in the Plan, the option, to the extent not previously exercised, shall terminate in accordance with the Plan and upon the first to occur of the following events:

         a. Disability. The expiration of 36 months after the date on which Employee's employment by the Company is terminated, if such termination be by reason of Employee's permanent and total Disability (as defined in the Plan), provided, however that the option shall be exercisable only to the extent that Employee had the right to exercise the option at the time of termination, and if the Employee dies within such 36 month period, any unexercised option held by such Employee shall thereafter be exercisable in accordance with the provisions of and shall terminate upon the first to occur of the events described in Section 6(b).

         b. Death. In the event of Employee's death while in the employ of the Company, the expiration of 12 months following the date of his or her death, provided that the option shall be exercisable following the Employee's death only to the extent

390049.2
               that Employee had the right to exercise the option at the time of his or her death; or

         c. Retirement. In the event Employee's employment by the Company terminates by reason of Normal or Early Retirement (as defined in the Plan), any option held by such Employee may be exercised by the Employee for a period of 36 months from the date of such termination; provided, however, that if the Employee dies within such 36 month period any unexercised option held by Employee shall thereafter be exercisable in accordance with the provisions of and shall terminate upon the first to occur of the events described in Section 6(b).

               Except as set forth above, the option may not be exercised unless Employee, at the time he or she exercises the option, is, and has been at all times since the date of grant of the option, an employee of the Company. Employee shall be deemed to be employed by the Company if he or she is employed by the Company or any of its subsidiaries.

7. Reclassification, Consolidation, or Merger. The number of Option Shares may be adjusted in accordance with the Plan if certain events such as merger, reorganization, consolidation, recapitalization, stock dividends, stock splits, or other changes in the Company's corporate structure affecting its Common Stock occur.

         The options subject to this Agreement shall immediately become vested in the event of a Non-Acquiring Transaction, as defined in Section 5(k) of the Plan.

8. Rights Prior to Exercise of Option. This option is not transferable by Employee, except by will or by the laws of descent and distribution or as otherwise set forth in the Plan, and during Employee's lifetime shall be exercisable only by Employee. This option shall confer no rights to the holder hereof to act as a stockholder with respect to any of the Option Shares until payment of the option price and delivery of a share certificate has been made.

9.       Employee's   Representations  and  Warranties.  By  execution  of  this agreement, Employee represents and warrants to the Company as follows:

         a. Employee is accepting this option solely for his or her own account for investment and not with a view to or for sale or distribution of the option or any Option Shares and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the option or any Option Shares. The entire legal and beneficial interest of the option and the Option Shares are for and will be held for the account of the Employee only and neither in whole nor in part for any other person.

         b.       Employee resides at the following address:

                           ----------------------------
                           ----------------------------
                           ----------------------------

390049.2

         c. Employee is familiar with the Company and its plans, operations, and financial condition. Prior to the acceptance of this option, Employee had received all information as he or she deems necessary and appropriate to enable an evaluation of the financial risk inherent in accepting and exercising the option and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

10. Restricted Securities. Employee recognizes and understands that this option and the Option Shares have not been and may not be in the future registered under the Securities Act of 1933, as amended (the "Act"), the Georgia Securities Act of 1973, as amended (the "Georgia Act"), or any other state securities law. Any transfer of the option (if otherwise permitted hereunder, and once exercised, the Option Shares) will not be recognized by the Company unless such transfer is registered under the Act, the Georgia Act, and any other applicable state securities laws or effected pursuant to an exemption from such registration which may then be available. Any share certificates representing the Option Shares may be stamped with legends restricting transfer thereof in accordance with the Company's policy with respect to unregistered shares of its Common Stock issued to employees as a result of exercise of options granted under the Plan. The Company may make a notation in its stock transfer records of the aforementioned restrictions on transfers and legends. Employee recognizes and understands that the Option Shares may be restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 may not be available under certain circumstances and that Employee's opportunity to utilize Rule 144 to sell the Option Shares may be limited or denied. The Company shall be under no obligation to maintain or promote a public trading market for the class of shares for which the option is granted or to make provision for adequate information concerning the Company to be available to the public as provision for adequate information concerning the obligation to recognize any transfer or sale of any Option Shares unless the terms and conditions of Rule 144 are complied with by the Employee. By acceptance hereof, Employee agrees that no permitted disposition of this option or any Option Shares shall be made unless and until (i) there is then in effect a registration statement under the Act, the Georgia Ct, and applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) Employee shall have notified the Company of a proposed disposition and shall have furnished to the Company a detailed statement of the circumstances surrounding such disposition, together with an opinion of counsel acceptable in form and substance to the Company that such disposition will not require registration of the shares so disposed under the Act, the Georgia Act, and any applicable state securities laws. The Company shall be under no obligation to permit such transfer or disposition on its stock transfer books unless counsel for the Company shall concur as to such matters.

11. Tax Matters. The Employee hereby agrees to comply with any applicable federal, state, and local income and employment tax requirements which might arise with regard to a disposition of any Option Shares and to inform the Company of any such disposition which occurs prior to the expiration of (i) two years from the date of grant of the option, and
         (ii) one year from the date of transfer to him of Option Shares. No later than the

390049.2
         date as of which an amount first becomes includable in the gross income of the Employee for federal income tax purposes with respect to the exercise of any option under the Plan, Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan are conditional on such payment or arrangements and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to Employee.

12. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and permissible assigns.

13. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of Georgia. If any term or provision hereof shall be held invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect. Any modification to this Agreement shall not be effective unless the same shall be in writing and such writing shall be signed by authorized representatives of both of the parties hereto. The terms of paragraphs 9 and 10 shall attach to the Option Shares. The option contained in this letter shall not confer upon Employee any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of Employee at any time. This letter can be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


390049.2

Please signify your acceptance of the option and your agreement to be bound by the terms hereof by promptly signing one of the two original letters provided to you and returning the same to the President of the Company. The Company looks forward to a long and mutually beneficial relationship.

Very truly yours,

IMNET SYSTEMS, INC.



Raymond L. Brown
Senior Vice President and
Chief Financial Officer

ACCEPTED AND AGREED
on the _____ day of _______________, 1996.

EMPLOYEE:




Print Name:_____________________________

Social Security No.:____________________


390049.2

                                   EXHIBIT F-2




September 10, 1996



[FORM FOR USE FOR EMPLOYEES WHO ARE NOT EXECUTIVE OFFICERS]


Dear __________:

This letter sets forth the agreement between you ("Employee") and IMNET Systems, Inc., a Delaware corporation (the "Company"), regarding your option to acquire shares of the Company's Common Stock.

1. Grant of Option. Subject to the terms set forth below, the Company hereby grants to Employee the right, privilege, and option to purchase up to _________ shares (the "Option Shares" of its Common Stock at the purchase price of $15-3/4 per share, which price is equal to the fair market value thereof on the date of grant. The date of grant ("Grant Date") of the option is 12:01 a.m., September 10, 1996. This option is intended to be a "non-qualified option".

2. Term. Except as otherwise provided herein or in the Employee Stock Option and Rights Plan, the option shall terminate upon the earlier to occur of (i) the expiration of ten years following the Grant Date, (ii) the date of termination of the option in accordance with Section 6 in the event of Disability, Death or Retirement, (iii) 30 days following voluntary termination by Employee of Employee's employment by the Company (other than by reason of Death, Disability or Retirement) or
         (iv) termination of Employee's employment by the Company (other than by reason of voluntary termination, Disability, Death, or Retirement).

3. Time of Exercise of Option. Subject to Sections 6 and 7 below, prior to its termination as set forth herein or in the Plan, Employee may exercise the option granted herein on a cumulative basis as described below:



390049.2

                            Cumulative Percentage of
                                  Option Shares

                 Exercise Date      Exercisable

First Anniversary of Grant Date          20%

Second Anniversary of Grant Date         20%     (40% of total granted)

Third Anniversary of Grant Date          20%     (60% of total granted)

Fourth Anniversary of Grant Date         20%     (80% of total granted)

Fifth Anniversary of Grant Date          20%     (100% of total granted)


4. Method of Exercise. The option shall be exercised by written notice directed to the Compensation Advisory Committee (the "Committee"), or if none has been appointed, to the Board of Directors of the Company, at the Company's principal executive office, accompanied by payment of the option price for the number of Option Shares purchased in accordance with the Plan's requirements. At Employee's discretion, the Company shall make delivery of such shares in accordance with the Plan provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

5. The Plan. The Company's 1993 Employee Stock Option and Rights Plan, as amended from time to time, by the Board of Directors of the Company (the "Plan"), is hereby incorporated into this letter and to the extent that anything in this letter is inconsistent with the Plan, the terms of the Plan shall control. Employee acknowledges that the Company has provided a copy of the Plan to Employee. The parties agree that, as a matter of convenience, this agreement is to be governed by the Plan, even though it is understood and agreed that the shares subject to the option granted hereby are not among those expressly authorized to be granted pursuant to the Plan.

6. Termination of Option. Except as otherwise stated herein, or in the Plan, the option, to the extent not previously exercised, shall terminate in accordance with the Plan and upon the first to occur of the following events:

         a. Disability. The expiration of 36 months after the date on which Employee's employment by the Company is terminated, if such termination be by reason of Employee's permanent and total Disability (as defined in the Plan), provided, however that the option shall be exercisable only to the extent that Employee had the right to exercise the option at the time of termination, and if the Employee dies within such 36 month period, any unexercised option held by such Employee shall thereafter be exercisable in accordance with the provisions of and shall terminate upon the first to occur of the events described in Section 6(b).

         b. Death. In the event of Employee's death while in the employ of the Company, the expiration of 12 months following the date of his or her death, provided that the option shall be exercisable following the Employee's death only to the extent

390049.2
               that Employee had the right to exercise the option at the time of his or her death; or

         c. Retirement. In the event Employee's employment by the Company terminates by reason of Normal or Early Retirement (as defined in the Plan), any option held by such Employee may be exercised by the Employee for a period of 36 months from the date of such termination; provided, however, that if the Employee dies within such 36 month period any unexercised option held by Employee shall thereafter be exercisable in accordance with the provisions of and shall terminate upon the first to occur of the events described in Section 6(b).

                  Except as set forth above, the option may not be exercised unless Employee, at the time he or she exercises the option, is, and has been at all times since the date of grant of the option, an employee of the Company. Employee shall be deemed to be employed by the Company if he or she is employed by the Company or any of its subsidiaries.

7. Reclassification, Consolidation, or Merger. The number of Option Shares may be adjusted in accordance with the Plan if certain events such as merger, reorganization, consolidation, recapitalization, stock dividends, stock splits, or other changes in the Company's corporate structure affecting its Common Stock occur.

8. Rights Prior to Exercise of Option. This option is not transferable by Employee, except by will or by the laws of descent and distribution or as otherwise set forth in the Plan, and during Employee's lifetime shall be exercisable only by Employee. This option shall confer no rights to the holder hereof to act as a stockholder with respect to any of the Option Shares until payment of the option price and delivery of a share certificate has been made.

9.       Employee's   Representations  and  Warranties.  By  execution  of  this agreement, Employee represents and warrants to the Company as follows:

         a. Employee is accepting this option solely for his or her own account for investment and not with a view to or for sale or distribution of the option or any Option Shares and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the option or any Option Shares. The entire legal and beneficial interest of the option and the Option Shares are for and will be held for the account of the Employee only and neither in whole nor in part for any other person.



390049.2

         b.       Employee resides at the following address:

                             ----------------------------
                             ----------------------------
                             ----------------------------

         c. Employee is familiar with the Company and its plans, operations, and financial condition. Prior to the acceptance of this option, Employee had received all information as he or she deems necessary and appropriate to enable an evaluation of the financial risk inherent in accepting and exercising the option and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

10. Restricted Securities. Employee recognizes and understands that this option and the Option Shares have not been and may not be in the future registered under the Securities Act of 1933, as amended (the "Act"), the Georgia Securities Act of 1973, as amended (the "Georgia Act"), or any other state securities law. Any transfer of the option (if otherwise permitted hereunder, and once exercised, the Option Shares) will not be recognized by the Company unless such transfer is registered under the Act, the Georgia Act, and any other applicable state securities laws or effected pursuant to an exemption from such registration which may then be available. Any share certificates representing the Option Shares may be stamped with legends restricting transfer thereof in accordance with the Company's policy with respect to unregistered shares of its Common Stock issued to employees as a result of exercise of options granted under the Plan. The Company may make a notation in its stock transfer records of the aforementioned restrictions on transfers and legends. Employee recognizes and understands that the Option Shares may be restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 may not be available under certain circumstances and that Employee's opportunity to utilize Rule 144 to sell the Option Shares may be limited or denied. The Company shall be under no obligation to maintain or promote a public trading market for the class of shares for which the option is granted or to make provision for adequate information concerning the Company to be available to the public as provision for adequate information concerning the obligation to recognize any transfer or sale of any Option Shares unless the terms and conditions of Rule 144 are complied with by the Employee. By acceptance hereof, Employee agrees that no permitted disposition of this option or any Option Shares shall be made unless and until (i) there is then in effect a registration statement under the Act, the Georgia Ct, and applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) Employee shall have notified the Company of a proposed disposition and shall have furnished to the Company a detailed statement of the circumstances surrounding such disposition, together with an opinion of counsel acceptable in form and substance to the Company that such disposition will not require registration of the shares so disposed under the Act, the Georgia Act, and any applicable state securities laws. The Company shall be under no obligation to permit such transfer or disposition on its stock transfer books unless counsel for the Company shall concur as to such matters.


390049.2

11. Tax Matters. The Employee hereby agrees to comply with any applicable federal, state, and local income and employment tax requirements which might arise with regard to a disposition of any Option Shares and to inform the Company of any such disposition which occurs prior to the expiration of (i) two years from the date of grant of the option, and
         (ii) one year from the date of transfer to him of Option Shares. No later than the date as of which an amount first becomes includable in the gross income of the Employee for federal income tax purposes with respect to the exercise of any option under the Plan, Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan are conditional on such payment or arrangements and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to Employee.

12. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and permissible assigns.

13. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of Georgia. If any term or provision hereof shall be held invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect. Any modification to this Agreement shall not be effective unless the same shall be in writing and such writing shall be signed by authorized representatives of both of the parties hereto. The terms of paragraphs 9 and 10 shall attach to the Option Shares. The option contained in this letter shall not confer upon Employee any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of Employee at any time. This letter can be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


390049.2

Please signify your acceptance of the option and your agreement to be bound by the terms hereof by promptly signing one of the two original letters provided to you and returning the same to the President of the Company. The Company looks forward to a long and mutually beneficial relationship.

Very truly yours,

IMNET SYSTEMS, INC.



Raymond L. Brown
Senior Vice President and
Chief Financial Officer

ACCEPTED AND AGREED
on the _____ day of ________________, 1996.

EMPLOYEE:




Print Name:________________________________

Social Security No.:_______________________


390049.2